CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chris Jackson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Advanced Credit Technologies, Inc. on Form 10-K for the period ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Advanced Credit Technologies, Inc.

Dated: April 12, 2016
	By:	Chris Jackson
President, Chief Operating Officer Principal Executive Officer Principal Financial Officer and Director

A signed original of this written statement required by Section 906 has been provided to Advanced Credit Technologies, Inc. and will be retained by Advanced Credit Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.